Exhibit 99.1

Marin Software Announces First Quarter 2017 Financial Results

San Francisco, CA (May 9, 2017) – Marin Software Incorporated (NYSE: MRIN), a leading provider of cross-channel, cross-device, enterprise marketing software for advertisers and agencies, today announced financial results for the first quarter ended March 31, 2017.

“Our goal is to return Marin to growth and to maximize shareholder value by focusing on meeting the needs of our customers, the world’s leading advertisers and their agencies, as they seek to optimize the returns from their online advertising investments,” said Chris Lien, chief executive officer of Marin Software. “Working with our team members and partners, we’ve been busy over the past months putting in place the foundation, which we believe will return Marin to growth over the course of 2017.”

First Quarter 2017 Financial Highlights:

•	Net revenues totaled $20.3 million, a year-over-year decrease of 25%, when compared to $27.2 million in the first quarter of 2016.
•

GAAP gross profit was $12.0 million, resulting in a gross margin of 59%, compared to GAAP gross profit of $18.0 million and a gross margin of 66% during the first quarter of 2016. Non-GAAP gross profit was $13.4 million, resulting in a non-GAAP gross margin of 66%, compared to non-GAAP gross profit of $19.4 million and a non-GAAP gross margin of 71% during the first quarter of 2016.

•

GAAP loss from operations was ($6.0) million, compared to ($4.1) million for the first quarter of 2016. GAAP operating margin was (29%), compared to (15%) during the first quarter of 2016. Non-GAAP loss from operations was ($3.2) million, compared to ($0.2) million for the first quarter of 2016. Non-GAAP operating margin was (16%), compared to (1%) during the first quarter of 2016.

•

GAAP net loss was ($6.1) million, or ($0.16) per share, based upon 39.1 million weighted average shares outstanding. This compares to ($4.4) million, or ($0.12) per share, based upon 37.8 million weighted average shares outstanding during the first quarter of 2016.

•

Non-GAAP net loss was ($3.3) million, or ($0.08) per share, based upon 39.1 million weighted average shares outstanding. This compares to ($0.6) million, or ($0.01) per share, based upon 37.8 million weighted average shares outstanding during the first quarter of 2016.

•	Adjusted EBITDA was ($1.8) million, compared to $1.4 million in the first quarter of 2016.
•	As of March 31, 2017, cash and cash equivalents and restricted cash totaled $34.3 million, compared to $35.7 million as of December 31, 2016.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading "Non-GAAP Financial Measures."

First Quarter 2017 Product Release Highlights:

•	Developed Audience reporting for Google, allowing advertisers to improve campaign performance by leveraging their first party user data to adjust bids and change messaging.
•	Introduced the capability for separate bids on tablets for Google campaigns.
•	Expanded our forecasting capabilities to support custom date ranges, including current month, next month and current quarter.
•	Released the ability to optimize product feed images for improved performance of Facebook dynamic product advertisements.
•	Launched upgraded user interface for Marin Social.
•	Restructured the backend of our real time bidding platform, which achieved significant savings on backend hosting costs.

Financial Outlook:

As of May 9, 2017, Marin is initiating guidance for its second quarter 2017 as follows:

Forward-Looking Guidance
In millions, except per share data

	Range of Estimate
	From	To
Three Months Ending June 30, 2017
Revenues, net	$18.0	$18.5
Non-GAAP loss from operations	$(6.0)	$(5.5)
Non-GAAP net loss per share	$(0.15)	$(0.14)
Weighted-average shares outstanding	39.5

Non-GAAP loss from operations and non-GAAP net loss per share excludes the effects of stock-based compensation, amortization of internally developed software, amortization of intangible assets, non-cash expenses related to warrants, non-recurring costs associated with acquisitions and restructurings, and capitalization of internally developed software.

Additionally, the Company does not reconcile its forward-looking non-GAAP financial measures, non-GAAP loss from operations and non-GAAP net loss per share, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP measures, loss from operations and net loss per share, include stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the first quarter ended March 31, 2017, and its outlook for the future. To access the call, please dial (877) 705-6003 in the U.S. or (201) 493-6725 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at: http://public.viavid.com/index.php?id=124001. Following the completion of the call through 11:59 p.m. Eastern Time on June 16, 2017, a recorded replay will be available for replay on the Company’s website at: http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the U.S. or (412) 317-6671 internationally with the recording access code 13660435.

About Marin Software

Marin Software Incorporated’s (NYSE: MRIN) mission is to give advertisers the power to drive higher efficiency, effectiveness, and transparency in their paid marketing programs that run on the world’s largest publishers. Marin provides industry leading enterprise marketing software for advertisers and agencies to measure, manage, and optimize billions of dollars in annualized ad spend across the web and mobile devices. Offering an integrated SaaS ad management platform for search, social, and display advertising, Marin helps digital marketers improve financial performance, save time, and make better decisions. Advertisers use Marin to create, target, and convert precise audiences based on recent buying signals from users' search, social, and display interactions. Headquartered in San Francisco, with offices in eight countries, Marin's technology powers marketing campaigns around the globe. For more information about Marin Software, please visit: http://www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation expense, the amortization of intangible assets, the capitalization of internally developed software, noncash expenses related to the issuance of warrants, the amortization of internally developed software and the non-recurring costs associated with acquisitions and restructurings. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net income (loss), adjusted for stock-based compensation expense, depreciation, the amortization of internally developed software, the amortization of intangible assets, the capitalization of internally developed software, interest expense, net, the benefit from or provision for income taxes, other income or expenses, net and the non-recurring costs associated with acquisitions and restructurings. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance and for bonus compensation purposes, because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, expectations about our ability to return to growth, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities and future financial results, including its outlook for the second quarter of 2017. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to grow sales to new and existing customers; our ability to expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel; delays in the release of updates to our product platform or new features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; adverse changes in our relationships with and access to publishers and advertising agencies; level of usage and advertising spend managed on our platform; our ability to expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and the ability to acquire and integrate other businesses. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K which we may file from time to time, all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of May 9, 2017. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact:

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2586

press@marinsoftware.com

Marin Software Inc.
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	March 31,	December 31,
(Unaudited; in thousands, except par value)	2017	2016
Assets
Current assets
Cash and cash equivalents	$32,999	$34,420
Restricted cash	1,293	1,293
Accounts receivable, net	15,929	18,761
Prepaid expenses and other current assets	5,233	3,808
Total current assets	55,454	58,282
Property and equipment, net	19,175	20,581
Goodwill	19,342	19,318
Intangible assets, net	6,595	7,325
Other noncurrent assets	1,587	1,587
Total assets	$102,153	$107,093
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$2,389	$2,434
Accrued expenses and other current liabilities	7,801	8,362
Deferred revenues	961	795
Current portion of long-term debt	1,029	1,015
Total current liabilities	12,180	12,606
Long-term debt, less current portion	2,125	2,381
Other long-term liabilities	4,447	4,508
Total liabilities	18,752	19,495
Stockholders’ equity
Common stock, $0.001 par value	39	39
Additional paid-in capital	288,369	286,659
Accumulated deficit	(202,339)	(196,213)
Accumulated other comprehensive loss	(2,668)	(2,887)
Total stockholders’ equity	83,401	87,598
Total liabilities and stockholders’ equity	$102,153	$107,093

Marin Software Inc.
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended March 31,
(Unaudited; in thousands, except per share data)	2017	2016
Revenues, net	$20,333	$27,188
Cost of revenues (1) (2)	8,324	9,190
Gross profit	12,009	17,998
Operating expenses (1) (2)
Sales and marketing	6,676	9,107
Research and development	7,138	8,009
General and administrative	4,177	4,969
Total operating expenses	17,991	22,085
Loss from operations	(5,982)	(4,087)
Interest expense, net	(37)	(18)
Other income, net	299	33
Loss before provision for income taxes	(5,720)	(4,072)
Provision for income taxes	(406)	(341)
Net loss	$(6,126)	$(4,413)
Net loss per common share, basic and diluted	$(0.16)	$(0.12)
Weighted-average shares outstanding, basic and diluted	39,081	37,767

(1) Includes stock-based compensation expense as follows:
Cost of revenues	$311	$421
Sales and marketing	212	499
Research and development	996	2,022
General and administrative	323	880
Total	$1,842	$3,822

(2) Includes amortization of intangible assets as follows:
Cost of revenues	$247	$271
Sales and marketing	223	248
Research and development	247	271
General and administrative	13	36
Total	$730	$826

Marin Software Inc.
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Three Months Ended March 31,
(Unaudited; in thousands)	2017	2016
Operating activities
Net loss	$(6,126)	$(4,413)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation	1,336	1,665
Amortization of internally developed software	788	681
Amortization of intangible assets	730	826
(Gain) loss on disposal of property and equipment	(1)	1
Unrealized foreign currency (gains) losses	(12)	7
Non-cash interest expense related to debt agreements	6	7
Stock-based compensation related to equity awards and restricted stock	1,842	3,822
Provision for bad debts	416	195
Deferred income tax benefits	18	—
Payment of contingent consideration for prior acquisition	—	(93)
Changes in operating assets and liabilities
Accounts receivable	2,439	(2,204)
Prepaid expenses and other current assets	(1,418)	—
Other assets	1	(6)
Accounts payable	(49)	(331)
Deferred revenues	167	122
Accrued expenses and other current liabilities	(915)	323
Net cash (used in) provided by operating activities	(778)	602
Investing activities
Purchases of property and equipment	(169)	(267)
Proceeds from disposal of property and equipment	1	—
Capitalization of internally developed software	(543)	(1,493)
Net cash used in investing activities	(711)	(1,760)
Financing activities
Repayment of notes payable	(249)	(646)
Proceeds from exercise of common stock options	—	162
Proceeds from employee stock purchase plan, net	136	384
Net cash used in financing activities	(113)	(100)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	181	169
Net decrease in cash and cash equivalents and restricted cash	(1,421)	(1,089)
Cash and cash equivalents and restricted cash
Beginning of period	35,713	37,326
End of period	$34,292	$36,237
Supplemental disclosure of noncash investing and financing activities
Purchases of property and equipment recorded in accounts payable and accrued expenses	$12	$4

Marin Software Inc.
Reconciliation of GAAP to Non-GAAP Expenses (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2016	2016	2016	2016	2016	2017
Sales and Marketing (GAAP)	$9,107	$9,285	$7,581	$6,916	$32,889	$6,676
Less Stock-based compensation	(499)	(422)	(162)	(198)	(1,281)	(212)
Less Amortization of intangible assets	(248)	(240)	(223)	(223)	(934)	(223)
Less Restructuring related expenses	—	(211)	(2)	(135)	(348)	—
Sales and Marketing (Non-GAAP)	$8,360	$8,412	$7,194	$6,360	$30,326	$6,241
Research and Development (GAAP)	$8,009	$7,044	$6,268	$6,520	$27,841	$7,138
Less Stock-based compensation	(2,022)	(1,275)	(852)	(840)	(4,989)	(996)
Less Amortization of intangible assets	(271)	(263)	(246)	(247)	(1,027)	(247)
Less Restructuring related expenses	—	(48)	4	—	(44)	—
Plus Capitalization of internally developed software	1,493	1,407	1,150	662	4,712	543
Research and Development (Non-GAAP)	$7,209	$6,865	$6,324	$6,095	$26,493	$6,438
General and Administrative (GAAP)	$4,969	$5,018	$4,735	$5,168	$19,890	$4,177
Less Stock-based compensation	(880)	(933)	(532)	(366)	(2,711)	(323)
Less Amortization of intangible assets	(36)	(28)	(15)	(13)	(92)	(13)
Less Acquisition related expenses	(9)	(20)	—	(11)	(40)	—
Less Restructuring related expenses	—	(15)	(2)	(3)	(20)	—
General and Administrative (Non-GAAP)	$4,044	$4,022	$4,186	$4,775	$17,027	$3,841

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Reconciliation of GAAP to Non-GAAP Measures (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2016	2016	2016	2016	2016	2017
Gross Profit (GAAP)	$17,998	$16,859	$15,345	$14,473	$64,675	$12,009
Plus Stock-based compensation	421	309	285	299	1,314	311
Plus Amortization of internally developed software	681	719	780	808	2,988	788
Plus Amortization of intangible assets	271	263	246	247	1,027	247
Plus Restructuring related expenses	—	151	24	9	184	—
Gross Profit (Non-GAAP)	$19,371	$18,301	$16,680	$15,836	$70,188	$13,355
Operating Loss (GAAP)	$(4,087)	$(4,488)	$(3,239)	$(4,131)	$(15,945)	$(5,982)
Plus Stock-based compensation	3,822	2,939	1,831	1,703	10,295	1,842
Plus Amortization of internally developed software	681	719	780	808	2,988	788
Plus Amortization of intangible assets	826	794	730	730	3,080	730
Plus Acquisition related expenses	9	20	—	11	40	—
Plus Restructuring related expenses	—	425	24	147	596	—
Less Capitalization of internally developed software	(1,493)	(1,407)	(1,150)	(662)	(4,712)	(543)
Operating Loss (Non-GAAP)	$(242)	$(998)	$(1,024)	$(1,394)	$(3,658)	$(3,165)
Net Loss (GAAP)	$(4,413)	$(4,418)	$(3,053)	$(4,596)	$(16,480)	$(6,126)
Plus Stock-based compensation	3,822	2,939	1,831	1,703	10,295	1,842
Plus Amortization of internally developed software	681	719	780	808	2,988	788
Plus Amortization of intangible assets	826	794	730	730	3,080	730
Plus Non-cash interest expense related to debt agreements	7	6	5	9	27	6
Plus Acquisition related expenses	9	20	—	11	40	—
Plus Restructuring related expenses	—	425	24	147	596	—
Less Capitalization of internally developed software	(1,493)	(1,407)	(1,150)	(662)	(4,712)	(543)
Net Loss (Non-GAAP)	$(561)	$(922)	$(833)	$(1,850)	$(4,166)	$(3,303)

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Calculation of Non-GAAP Earnings Per Share (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands, except per share data)	2016	2016	2016	2016	2016	2017
Net Loss (Non-GAAP)	$(561)	$(922)	$(833)	$(1,850)	$(4,166)	$(3,303)
Weighted-average shares outstanding, basic and diluted	37,767	38,280	38,520	38,699	38,318	39,081
Non-GAAP net loss per common share, basic and diluted	$(0.01)	$(0.02)	$(0.02)	$(0.05)	$(0.11)	$(0.08)

Marin Software Inc.
Reconciliation of Net Loss to Adjusted EBITDA (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2016	2016	2016	2016	2016	2017
Net Loss	$(4,413)	$(4,418)	$(3,053)	$(4,596)	$(16,480)	$(6,126)
Depreciation	1,665	1,542	1,403	1,425	6,035	1,336
Amortization of internally developed software	681	719	780	808	2,988	788
Amortization of intangible assets	826	794	730	730	3,080	730
Interest expense, net	18	34	39	38	129	37
Provision for (benefit from) income taxes	341	307	(37)	793	1,404	406
EBITDA	$(882)	$(1,022)	$(138)	$(802)	$(2,844)	$(2,829)
Stock-based compensation	3,822	2,939	1,831	1,703	10,295	1,842
Capitalization of internally developed software	(1,493)	(1,407)	(1,150)	(662)	(4,712)	(543)
Acquisition related expenses	9	20	—	11	40	—
Restructuring related expenses	—	425	24	147	596	—
Other income, net	(33)	(411)	(188)	(366)	(998)	(299)
Adjusted EBITDA	$1,423	$544	$379	$31	$2,377	$(1,829)

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.